UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2023

MOLSON COORS BEVERAGE COMPANY

(Exact name of registrant as specified in its charter)

Commission File Number: 1-14829

Delaware	84-0178360
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

P.O. Box 4030, NH353, Golden, Colorado 80401

111 Boulevard Robert-Bourassa, 9th Floor, Montréal, Québec, Canada H3C 2M1

(Address of principal executive offices, including zip code)

(303) 279-6565 / (514) 521-1786

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols	Name of each exchange on which registered
Class A Common Stock, par value $0.01	TAP.A	New York Stock Exchange
Class B Common Stock, par value $0.01	TAP	New York Stock Exchange
1.25% Senior Notes due 2024	TAP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 6, 2023, Molson Coors Beverage Company (the “Company”) announced that Anne-Marie D’Angelo, the Company’s Chief Legal and Government Affairs Officer, is resigning from the Company for personal reasons, effective immediately. The Company and Ms. D’Angelo have entered into a consulting agreement, dated April 6, 2023, attached hereto as Exhibit 10.1, pursuant to which Ms. D’Angelo will provide legal advisory consulting services to the Company through December 31, 2023 while the Company completes a search for a new Chief Legal Officer and to provide transition services as needed.

Pursuant to the consulting agreement, Ms. D’Angelo will receive a consulting fee of $40,000 per month. In addition, Ms. D’Angelo’s unvested restricted stock units will continue to vest through the term of the consulting agreement and her vested stock options will remain exercisable during the term of the consulting agreement and for the 90 days following the end of the consulting term. Ms. D’Angelo may terminate the agreement at her discretion after June 15, 2023.

In connection with Ms. D’Angelo’s resignation, the Company and Ms. D’Angelo have also entered into the Company’s general waiver and release agreement, dated April 6, 2023, attached hereto as Exhibit 10.2, pursuant to which Ms. D’Angelo has agreed to a customary release of claims against the Company.

The foregoing descriptions of the consulting agreement and the general waiver and release agreement are qualified in their entirety by reference to the full text of each agreement, each as respectively attached hereto as Exhibits 10.1 and 10.2.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

10.1	Consulting Agreement, dated April 6, 2023, by and between Molson Coors Beverage Company and Anne-Marie D’Angelo.
10.2	General Waiver and Release Agreement, dated April 6, 2023, by and between Molson Coors Beverage Company and Anne-Marie D’Angelo.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLSON COORS BEVERAGE COMPANY

Date:	April 6, 2023	By:	/s/ Tracey Joubert
Tracey Joubert
Chief Financial Officer